SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM 8-K

                          CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          March 2, 2012
                          Date of Report
                 (Date of Earliest Event Reported)

                      FUN WORLD MEDIA, INC.
        (Exact Name of Registrant as Specified in its Charter)

                 DE YANG INTERNATIONAL GROUP LTD.
                    (Former name of Registrant)

Delaware                     000-54146                  27-3566984
(State or other        (Commission File Number)       (IRS Employer
jurisdiction      	 			  Identification Number)
of incorporation)
                        1230 Chanruss Place
                  Beverly Hills, California 90210

             (Address of Principal Executive Offices)

                 240 KM, Freeway No. 324 Xiashaxi,
              Neicuo Town, Xiangan District, Xiamen,
                       Fujian, China 361101
          (Former Address of Principal Executive Offices)

                          310/804-3319
               (Registrant's Telephone Number)


ITEM 5.01 Changes in Control of Registrant

     The following events occurred which resulted in a change of control of the Registrant:

     1. On March 2, 2012, the shareholders of the Corporation elected new directors and the existing directors of the Corporation resigned and simultaneously the then officers of the Corporation resigned and new officers were appointed.

     2    On March 2, 2012, Mr. Yanshi (Steven) Chen, the owner of
17,000,000 shares of the Registrant's common stock and DEP Group (a BVI corporation), the owner of 2,500,000 shares of the Registrant's common stock, transferred all such shares aggregating 19,500,000 shares of the outstanding 20,000,000 shares (97.5%) of the Registrant's common stock to Joseph Merhi for an aggregate purchase price of $95,000.

     The disclosure required by Item 5.01(a)(8) of Form 8-K was previously filed with the Securities and Exchange Commission on Form 10-12G on October 7, 2010 as updated by the Annual Reports on Form 10-K filed on March 30, 2010 and Quarterly Reports on Form 10-Q filed January 26, 2011, May 13, 2011, August 19, 2011, and November 14,
2011 and the Report on Form 8-K filed August 30, 2011 and as supplemented by the information contained in this report.

     The registrant anticipates that it may enter into a business combination with an operating entertainment and hospitality business located in the State of Nevada. No agreements have been reached on terms of any such possible combination and no contracts nor other documents have been executed. Such entertainment and hospitality business was founded in 2011 by the Chief Executive Officer of the Registrant and it is in the process of obtaining audited financial statements. The Registrant will not make a decision on any such possible combination until it receives the financial report of such possible target company and management has the opportunity to review and evaluate the report.

ITEM 5.02 Departure of Directors or Principal Officers; Election of
          Directors

     On March 2, 2012, Yanshi (Steven) Chen resigned as the
Registrant's President and director.

     On March 2, 2012, Zhengzhi Ye Chen resigned as the Registrant's Chief Financial Officer and director.

     On March 2, 2012, Chengwen (Vincent) resigned as the
Registrant's Chief Executive Officer and director.

     On March 2, 2012, Shengmo (Eric) Chen resigned as the
Registrant's director.

     On March 2, 2012, Enping Deng resigned as the Registrant's director.

     On March 2, 2012 the following person was elected to the Board of Directors of the Registrant:
          Joseph Merhi (Chairman of the Board)

     On March 12, 2012 the following person was appointed to the following offices of the Registrant:

          Joseph Merhi        Chief Executive Officer

     Joseph Merhi serves as Chief Executive Officer and a director of the Registrant. Mr. Merhi has over thirty years experience in the entertainment field and has served as a producer or executive producer on over 100 films since 1986. Mr. Merhi has been a member of Montage Entertainment LLC since 2006, a company focused on international sales and distribution of films. The company produced "Columbus Day" starring Val Kilmer. From 2002 to 2004, Mr. Merhi served as a producer on several films for Warner Brothers and Franchise Pictures, including the highly anticipated sequel "The Whole Ten Yards", "Alex and Emma" and "Spartan". Since 1999, Mr. Merhi has also developed several real estate projects, including the only sound stage in Las Vegas, Nevada, where content is currently being produced, and plans for boutique hotels in West Hollywood, California, and Las Vegas, Nevada. Mr. Merhi began his career in 1986 with the formation of PM Entertainment which produced, financed and distributed over 100 feature length films and two successful TV shows before it was sold to Echo Bridge in 1999.

ITEM 5.03      Amendments to Articles of Incorporation

     On March 2, 2012 the shareholders of the Corporation and the Board of Directors unanimously approved the change of the Registrant's name to Fun World Media, Inc. and filed such change with the State of Delaware.

                    SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                              FUN WORLD MEDIA, INC.

                              Formerly:
                              De Yang International Group Ltd.


Date: 3/13/2012               /s/ Joseph Merhi
                              Chief Executive Officer